UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report: May 19, 2016
(Date of earliest event reported)

Heartland Financial USA, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or jurisdiction of incorporation)

001-15393	42-1405748
(Commission File Number)	(I.R.S. Employer Identification Number)

1398 Central Avenue, Dubuque, Iowa	52001
(Address of principal executive offices)	(Zip Code)

(563) 589-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Heartland Financial USA, Inc. (the "Company") held its Annual Meeting of Stockholders in Dubuque, Iowa, on May 19, 2016. At the meeting, stockholders approved the following voting matters:

1.
Election of Mark C. Falb, John K. Schmidt and Duane E. White to serve as Class II Directors (term expires in 2019). Continuing Class III Directors (term expires in 2017) are James F. Conlan, Thomas L. Flynn and Kurt M. Saylor and continuing Class I Directors (term expires in 2018) are Lynn B. Fuller, John W. Cox, Jr. and R. Michael McCoy.

2.
An amendment and restatement of the Company’s 2012 Long-Term Incentive Plan to increase the number of shares of common stock of the Company authorized for issuance under the Plan by 400,000 shares, to adopt certain other amendments to the Plan, and to re-approve the material terms of performance goals thereunder;

3.	Adoption of the Company's 2016 Employee Stock Purchase Plan;

4.	The appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016; and

5.	A non-binding advisory proposal on compensation to Heartland's executive officers as described in the 2015 Proxy Statement.

The stockholders did not approve a stockholder proposal to declassify the Board of Directors.

There were 24,519,815 issued and outstanding shares of common stock and 3,000 shares Series D preferred stock entitled to vote at the annual meeting. Holders of the Series D preferred stock vote as a single class on an as-converted basis with the holders of common stock. Holders of Series D preferred stock had 39.8883 votes per share at the annual meting. At the annual meeting, 19,465,147 shares of common stock and 645 shares Series D preferred stock (convertible to 25,728 votes) were present in person or by proxy, representing approximately 79% of the total voting power of the issued and outstanding shares of common stock and Series D preferred stock entitled to vote. The voting results on the above described matters were as follows:

1. Election of 3 Class II Directors
Nominee	For	Withheld	Abstain	Broker Non-Votes
Mark C. Falb	14,847,216	1,465,188	N/A	3,178,471
John K. Schmidt	14,743,259	1,569,145	N/A	3,178,471
Duane E. White	15,802,296	510,108	N/A	3,178471

2. Amend and restate the Company’s 2012 Long-Term Incentive Plan to increase the number of shares of common stock of the Company authorized for issuance under the Plan by 400,000 shares, to adopt certain amendments to the Plan, and to re-approve the material terms of performance goals thereunder

For	Against	Abstain	Broker Non-Votes
15,445,908	756,743	109,753	3,178,471

3. Approve the Company's 2016 Employee Stock Purchase Plan
For	Against	Abstain	Broker Non-Votes
15,526,846	626,084	159,474	3,178,471

4. Ratify the appointment of KPMG LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2016
For	Against	Abstain	Broker Non-Votes
19,353,623	106,286	30,966	N/A

5. Non-binding, advisory vote on compensation to our executive officers
For	Against	Abstain	Broker Non-Votes
15,224,972	793,540	293,892	3,178,471

6. Vote upon a stockholder proposal requesting the Company’s Board of Directors to take the steps necessary to eliminate the classification of terms of the Board of Directors
For	Against	Abstain	Broker Non-Votes
6,579,041	9,472,745	260,618	3,178,471

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

10.1    Heartland Financial USA, Inc. 2012 Long-Term Incentive Plan as Amended and Restated

10.2    Heartland Financial USA, Inc. 2016 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2016

HEARTLAND FINANCIAL USA, INC.
/s/ Bryan R. McKeag
By:	Bryan R. McKeag
Executive Vice President & CFO

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